UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
____________________
Date of Report (Date of earliest event reported): June 22, 2017
Accenture Holdings plc
(Exact name of Registrant as specified in its charter)

Ireland	000-55501	98-1254718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On June 22, 2017, Accenture plc (“Accenture”), the controlling shareholder of Accenture Holdings plc, issued a news release announcing financial results for its third quarter of fiscal year 2017, which fiscal quarter ended on May 31, 2017.
A copy of the news release is attached hereto as Exhibit 99. All information in the news release is furnished but not filed.
Non-GAAP Financial Information
In the attached news release Accenture discloses the following non-GAAP financial measures:

•
Free cash flow (defined as operating cash flow net of property and equipment additions). Accenture’s management believes that this information provides meaningful additional information regarding the company’s liquidity.

•
Percentage changes in revenues before reimbursements (“net revenues”) on a local currency basis. Financial results in local currency are calculated by restating current period activity into U.S. dollars using the comparable prior year period’s foreign currency exchange rates. This approach is used for all results where the functional currency is not the U.S. dollar. Accenture’s management believes that information regarding changes in its net revenues that excludes the effect of fluctuations in foreign currency exchange rates facilitates meaningful comparison of its net revenues before reimbursements.

•
Diluted earnings per share, effective tax rate, net income, operating income and operating margin excluding the pension settlement charge related to the termination of Accenture’s U.S. pension plan and the gain on the sale of the company’s Navitaire business and the related income taxes. Accenture’s management believes that information regarding the effect of the pension settlement charge and the Navitaire divestiture facilitates an understanding as to the impact of these items and the company’s operating performance.

Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in the news release. While Accenture’s management believes that this non-GAAP financial information is useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99	News Release of Accenture, dated June 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 22, 2017	ACCENTURE HOLDINGS PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of Accenture, dated June 22, 2017